No. 1                                    $100,000,000


                                    ConAgra, Inc.

                           9% Series A Debentures due 2043


                       ConAgra, Inc., a Delaware corporation (the
             "Issuer"), for value received, hereby promises to pay to ConAgra Capital, L.C. or registered assigns, at the office or agency of the Issuer in The City of New York, the principal sum of 100,000,000 Dollars on May 31, 2043, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, at a rate of 9% per annum accruing from April 27, 1994 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or provided for on the Series A Debentures. To the extent allowed by law, the Issuer will also pay interest on overdue installments of principal and interest at such rate. The amount of interest payable for any full monthly interest period shall be computed on the basis of twelve 30-day months and a 360-day year and, for any period shorter than a full monthly interest period, shall be computed on the basis of the actual number of days elapsed in such period. Such interest shall be payable monthly on the last day (an "Interest Payment Date") of each calendar month, commencing on May 31, 1994 to the holder or holders of this Debenture on the relevant record date (each, a "Record Date"), which shall be one Business Day prior to the relevant Interest Payment Date. If Interest Payment Date is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (and the Record Date for such Interest Payment Date shall be one Business Day prior to the date on which payment is to be made), in each case with the same force and effect as if made on such date. If at any time following the issuance of the Series A Preferred Securities and prior to a Preferred Security Exchange, Capital shall be required to pay, with respect to its income derived from the interest payments on the Series A Debentures relating to the Series A Preferred Securities, any amounts, for or on account of any taxes, duties, assessments or governmental charges of whatever nature imposed by the United States or any other taxing authority, then, in any such case, the Issuer will pay as interest such additional amounts ("Additional Interest") as may be necessary in order that the net amounts received and retained by Capital after the payment of such taxes, duties, assessments or governmental charges shall result in Capital's having such funds as it would have had in the absence of the payment of such taxes, duties, assessments or governmental charges. Notwithstanding the forgoing, the Issuer shall have the right at any time or times during the term of the Series A Debentures, so long as the Issuer is not in default in the payment of interest under any of the Securities, to extend the interest payment period for the Series A Debentures up to 18 months; provided that at the end of such period the Issuer shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Series A Debentures to the extent permitted by applicable law); provided further that, during any such extended interest period, neither the Issuer nor any majority owned subsidiary of the Issuer shall pay or declare any dividends on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than payments to redeem common share purchase rights under the Issuer's shareholder rights plan dated July 10, 1986, as amended, or to declare a dividend of similar share purchase rights in the future); and provided further that any such extended interest period may only be selected with respect to the Series A Debentures if an extended interest period of identical length is simultaneously selected for all Securities. Prior to the termination of any such extended interest payment period for the Series A Debentures, the Issuer may further extend the interest payment period for the Series A Debentures; provided that such extended interest payment period for the Series A Debentures together with all such further extensions thereof, may not exceed 18 months; and provided further that any such further extended interest period may only be selected with respect to the Series A Debentures if a further extended interest period of identical length is simultaneously selected for all Securities. Following the termination of any extended interest payment period, if the Issuer has paid all accrued and unpaid interest required by the Debentures for such period, then the Issuer shall have the right to again extend the interest payment period up to 18 months as herein described. Prior to any Preferred Security Exchange, the Issuer shall give Capital notice of its selection of any extended interest payment period one Business Day prior to the earlier of (i) the date Capital declares the related distribution to the holders of the Series A Preferred Securities or (ii) the date Capital is required to give notice of the record or payment date of such related distribution to the holders of the Series A Preferred Securities to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Series A Preferred Securities, but in any event not less

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             than two Business Days prior to such record date; the Issuer shall cause Capital to give such notice of the Issuer's selection of any extended interest payment period to all holders of such Series A Preferred Securities. After any Preferred Security Exchange, the Issuer shall give the Holders of the Series A Debentures notice of its selection of any extended interest payment prior to the date it is required to give notice of the record or payment date of such interest payment to the New York Stock Exchange or other applicable self-regulatory organization, but in any event not less than two Business Days prior to such Record Date.

                       Reference is made to the further provisions of
             this Debenture set forth below. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                       This Debenture shall not be valid or become
             obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse or succeeding pages hereof.

                       This Debenture is one of a duly authorized issue
             of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of March 10, 1994 and a Supplemental Indenture dated as of April 20, 1994 (herein collectively called the "Indenture"), duly executed and delivered by the Issuer and First Trust National Association, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Debenture is one of a series designated as the "9% Series A Debentures due 2043" (the "Series A Debentures") of the Issuer, limited in aggregate principal amount to $100,000,000 (or up to $115,000,000 aggregate principal amount if and to the extent the underwriters' over-allotment option granted by the Issuer in the Underwriting Agreement is exercised).


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                       In case an Event of Default with respect to the
             Series A Debentures, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                       The Indenture contains provisions permitting the
             Issuer and the Trustee, with the consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a continuing default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and any Debenture which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

                       No reference herein to the Indenture and no
             provision of this Debenture or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium

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             and interest on this Debenture in the manner, at the
             respective times, at the rate and in the coin or currency herein prescribed.

                       The Series A Debentures are issuable in registered
             form without coupons in denominations of $25 and any integral multiple of $25 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, notes may be exchanged for a like aggregate principal amount of Series A Debentures of other authorized denominations.

                       Upon not less than 30 nor more than 60 days' prior
             notice, the Issuer shall have the right to prepay the Series A Debentures relating to the Series A Preferred Securities (together with any accrued but unpaid interest, including Additional Interest, if any, on the portion being prepaid), without premium or penalty,

                       (i) in whole or in part, as the case may be, at any time on or after May 31, 1999; and

                       (ii) in whole at any time if the Issuer and
                  Capital have been advised by independent nationally recognized legal counsel that, as a result of any change after April 20, 1994 in United States law (including the enactment or imminent enactment of any legislation, the publication of any judicial decisions or regulatory rulings or a change in the official position or in the interpretation of law or regulations), there exists more than an insubstantial risk that the Issuer will be precluded from deducting the interest on the Series A Debentures for federal income tax purposes even if the Series A Preferred Securities are exchanged for the Series A Debentures pursuant to a Preferred Security Exchange, all as further provided in the Indenture.

                       The Series A Debentures are, to the extent and in
             the manner provided in the Indenture, expressly subordinate and junior in right of payment of all Senior Indebtedness as provided in the Indenture, and each holder of this Debenture, by his acceptance hereof, agrees to and shall be bound by such provisions of the Indenture and authorizes and directs the Trustee in his behalf to take such action as appropriate to effectuate such subordination and appoints the Trustee his attorney-in-fact for any and all such purposes. The Indenture defines Senior Indebtedness as obligations (other than non-recourse obligations and the Securities) of, or guaranteed or assumed by, the Issuer for

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             borrowed money (including both senior and subordinated
             indebtedness for borrowed money (other than the Securities)) or evidenced by bonds, debentures, notes or other similar instruments, and amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation, whether existing as of the date hereof or subsequently incurred by the Issuer.

                       Upon due presentment for registration of transfer
             of this Debenture at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                       The Issuer, the Trustee and any authorized agent
             of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Debenture (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

                       No recourse under or upon any obligation, covenant
             or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

                       Terms used herein which are defined in the
             Indenture shall have the respective meanings assigned thereto in the Indenture.







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                       IN WITNESS WHEREOF, ConAgra, Inc. has caused this
             instrument to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                  Dated:  April 27, 1994

                                      ConAgra, Inc.


                                      By  /s/  James P. O'Donnell
                                           James P. O'Donnell, Vice
                                           President, Finance and
                                           Treasurer





                       This is one of the Securities of the series
             designated herein referred to in the within-mentioned
             Indenture.

                                           First Trust National
                                           Association, as Trustee


                                           By  /s/ K. Barrett
                                                Authorized Signatory
























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